SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                   --------------
                                      FORM 8-K
                                   CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934
                                   --------------
         Date of Report (Date of earliest event reported): May 11, 2004

                            ON THE GO HEALTHCARE, INC.
               (Exact name of registrant as specified in its charter)

         DELAWARE                      333-61538                98-0231687
     ---------------             --------------------       -------------------
     (State or Other                 (Commission            (IRS Employer
      Jurisdiction of                 File Number)          Identification No.)
        Incorporation)
                               85 Corstate Avenue, Unit #1
                                    Concord, Ontario
                                     Canada L4K 4Y2
                  ---------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

           Registrant's telephone number, including area code:  (905) 760-2987

ITEM  5.  OTHER EVENTS

        On May 6, 2004 we terminated our letter of intent to acquire substantially all of the assets of Helios Oceana, Inc.

EXHIBITS
        None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ON THE GO HEALTHCARE, INC.
                                      (Registrant)

Date: May 11, 2004                   /s/ Stuart Turk
                                     ----------------------------------
                                     Name: Stuart Turk
                                     Title: President and
                                            Chief Executive Officer